SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357/33-389080	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the June 15, 2003 Distribution Date for the CAST Step-Up Trust for General Electric Capital Corporation Notes

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRUCTURED PRODUCTS CORP.

By: /s/ John W. Dickey Authorized Signatory

June 26, 2003

EXHIBIT INDEX

Exhibit 1	Trustee's Report with respect to the June 15, 2003 Distribution Date for the CAST Step-Up Trust for General Electric Capital Corporation Notes	Page 5

Exhibit 1

To the Holders of:
CAST Step-Up Trust for General Electric Capital Corporation Notes
Monthly-Pay Step-Up Class A Certificates  *CUSIP:  148356 AA6
Class B Certificates                                        *CUSIP:  148356 AB4

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for General Electric Capital Corporation Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of June 15, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $ 0.000000 $ 0.000000	Interest $ 2.708333 $ 7.486111	Total Distribution $ 2.708333 $ 7.486111

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	The Class A Certificates bear interest at the rate of 3.25% and the Class B Certificates bear interest at a rate of 2.75% during the period ending on the Distribution Date .

4.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5.	$51,000,000 aggregate principal amount of General Electric Capital Corporation 6% Global Medium-Term Notes, Series A due June 15, 2012 (the "Term Assets") are held for the above trust.

6.	At the close of business on the Distribution Date, 51,000 Class A Certificates representing $51,000,000 aggregate Certificate Principal Balance and $51,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7.	The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated March 7, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers International Limited) (collectively the "Swap"), is $51,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated March 7, 2003.

8.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.